                                                                SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 9
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INVESTMENT SECURITIES FUNDS

          This Amendment No. 9 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") amends, effective December 2, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class A5, B5 and C5 Shares to AIM Money Market Fund;

          WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 2, 2009.


                                         By: /s/ John M. Zerr
                                             -----------------------------------
                                         Name: John M. Zerr
                                         Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                         AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                                -------------------------
AIM Core Bond Fund                       Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM Dynamics Fund                        Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares
                                         Investor Class Shares

AIM Global Real Estate Fund              Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM High Yield Fund                      Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares
                                         Investor Class Shares

AIM Income Fund                          Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares
                                         Investor Class Shares

AIM Limited Maturity Treasury Fund       Class A Shares
                                         Class A2 Shares
                                         Class Y Shares
                                         Institutional Class Shares

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                                -------------------------
AIM Money Market Fund                    Class A5 Shares
                                         Class B Shares
                                         Class B5 Shares
                                         Class C Shares
                                         Class C5 Shares
                                         Class R Shares
                                         Class Y Shares
                                         AIM Cash Reserve Shares
                                         Institutional Class Shares
                                         Investor Class Shares

AIM Municipal Bond Fund                  Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Investor Class Shares

AIM Real Estate Fund                     Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares
                                         Investor Class Shares

AIM Short Term Bond Fund                 Class A Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares

AIM U.S. Government Fund                 Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class R Shares
                                         Class Y Shares
                                         Institutional Class Shares
                                         Investor Class Shares

Invesco High Yield Securities Fund       Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

Van Kampen Core Plus Fixed Income Fund   Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                                -------------------------
Van Kampen Corporate Bond Fund           Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

Van Kampen Government Securities Fund    Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

Van Kampen High Yield Fund               Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares

Van Kampen Limited Duration Fund         Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class Y Shares
                                         Institutional Class Shares"